JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Agreement”), dated as of April 17, 2015 to the Unconditional and Continuing Guaranty, dated as of February 28, 2013 (the “Guaranty”) by Hooper Distribution Services, LLC, Hooper Information Services, Inc., Mid-America Agency Services, Inc. and TEG Enterprises, Inc. in favor of ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP, a Delaware limited partnership (the “Lender”), is by and between Jefferson Acquisition, LLC, a Kansas limited liability company (“Jefferson Acquisition”), Hooper Wellness, LLC, a Kansas limited liability company (“Hooper Wellness”, collectively with Jefferson Acquisition, the “New Guarantor”), and the Lender.

A.     Reference is made to the Loan and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), between the Lender and Hooper Holmes, Inc., a New York corporation.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
C.    The New Guarantor is executing this Agreement to become a Guarantor under the Guaranty.
D.    The New Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement and the other Loan Documents.
Accordingly, the Lender and the New Guarantor agree as follows:
SECTION 1.    The New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder, including without limitation, the consent to jurisdiction and waiver of jury trial set forth in Article 7 of the Guaranty, and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.
SECTION 2.    The New Guarantor represents and warrants to the Lender that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
SECTION 3.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement shall become effective when the Lender shall have received counterparts of this Agreement that, when taken together, bear the signatures of the New Guarantor and the Lender. Delivery of an executed signature page to this Agreement by messenger, facsimile, certified U.S. mail with return receipt request, or nationally recognized overnight courier with receipt requested shall be as effective as delivery of a manually executed counterpart of this Agreement.
SECTION 4.    Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
SECTION 5.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 7.3 of the Guaranty. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.
SECTION 8.    The New Guarantor agrees to reimburse the Lender for its costs and expenses in connection with this Agreement, including the fees, disbursements and other charges of counsel for the Lender.
SECTION 9.    THIS AGREEMENT, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS ARE THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE PARTIES. THIS AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY AND ALL SUCH PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS ARE EXPRESSLY SUPERSEDED BY THIS AGREEMENT.
THE PARTIES TO THIS AGREEMENT HEREBY ACKNOWLEDGE AND AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES EXISTS.

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IN WITNESS WHEREOF, the New Guarantor and the Lender have duly executed this Agreement as of the day and year first above written.

NEW GUARANTOR:

JEFFERSON ACQUISITION, LLC,
a Kansas limited liability company

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    President

HOOPER WELLNESS, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

LENDER:

ACF FINCO I LP, as assignee of Keltic Financial Partners II, LP

By: /s/ Oleh Szczupak _
Name: Oleh Szczupak
Title: Vice President

[Signature page to Joinder to Guaranty]